www.skyfi.com Midwest Super-Community Bank Conference February 28 – March 1, 2006 Exhibit 99.1

Forward Looking Statement
This presentation contains forward-looking statements relating to the financial condition, results of operations and business of Sky Financial
Group, Inc. Actual results could differ materially from those indicated. Among the important factors that could cause actual results to differ materially are interest rates, the success of the integration of acquisitions, changes in the mix of the company’s business, competitive pressures, general economic conditions and the risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange
Commission. Sky Financial Group undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.
This presentation contains financial information adjusted to exclude the results of certain significant transactions or events not representative of ongoing operations (“non-operating items”). A reconciliation of these non-
GAAP disclosures can be found within this presentation.

Sky Profile
$15.7 billion in total assets
Eight regions consolidated
under Sky name
Over 290 financial centers
serving communities in OH,
MI, PA, IN and WV
Headquarters located in
Bowling Green, OH
36th largest publicly-owned
holding company in U.S.

Solid Midwest Franchise
Ohio
•
8
th
largest
•
$8.2 billion in
deposits
•
216 offices
Pennsylvania
•
17
th
largest
•
$2.5 billion in
deposits
•
66 offices
MI-IN-WV
•
$172 million
in deposits
•
9 offices
Source: SNL Financial LC

5 Sky Financial Regions

Market Share
Ranked #1 & #2 14 $5.7B 53%
Ranked #3 & #4 12 $1.6B 15%
Other #5 plus 26 $3.4B 32%
Cleveland MSA $0.9B 1.4%
Columbus MSA $0.3B 1.0%
Pittsburgh MSA $1.8B 3.2%
By Metro Market Deposits % of Market
Deposit Rankings
By County Counties Deposits % of Sky
Source: SNL Financial LC – 2005 Deposit Market Share Data

7 Sky Priorities Organic Growth Growth of Fee-Based Businesses Organizational Synergies Sound Asset Quality Acquisitions One Company ~ One Culture

8 A Platform for Organic Growth Regional Delivery Structure Sky Trek Incentive Compensation Overview Our goal is to be the premier sales and service organization in our regions by focusing on:

A Platform for Organic Growth
Eight regions operating under the “Sky” brand
Decentralized, local empowerment and
accountability
Majority of lending decisions made within
region
Establish pricing for loans and deposits
Hiring and personnel management
Local volunteerism and community leadership
Local boards provide community input
Regional Delivery Structure

A Platform for Organic Growth
Eight regions operating with common
centralized functions
– Risk management
•
Credit standards and large credit evaluation
•
Interest rate risk and liquidity
•
Legal and compliance department
– Technology
•
One core data platform
•
Common network, data communications and technology
support
– Sales Support Operations
•
Call center, deposit and loan operations, marketing,
finance, human resources, etc.
Regional Delivery Structure

A Platform for Organic Growth
Providing the highest level
of quality client service is our
distinctive strength
Sky employees sell products
based on understanding the needs
of our clients and fulfilling those needs
Employees are empowered to make decisions
that help clients meet their needs
Weekly sales meetings
Ranking/tracking performance
Sky Trek - Process

12 A Platform for Organic Growth 54% 37% 35% 48% 11% 15% Dec '01 Dec '05 Single-service 2-3 Services 4+ Services Sky Trek - Building Relationships

A Platform for Organic Growth
Sky Trek - Building Relationships
60%
39%
36%
50%
5%
11%
November '02 December '05
Single-service
2-3 Services
4+ Services
Metro Market – Pittsburgh Region
71%
40%
26%
50%
3%
10%
May '03 December '05
Single-service
2-3 Services
4+ Services
Metro Market – Greater Cleveland Region

A Platform for Organic Growth
Incentive Compensation
Every employee included in plan
All have goals in four categories:
– Profitability
– Growth
– Asset quality
– Client service
All receive monthly scorecards on performance
Variable pay comprised 20% of total 2005
compensation

Fee-Based Business Growth
Trust, Investments, Insurance and Mortgages
Growth platform based on community financial
services relationship model
Delivery through Sky banking regions via bank
CEOs
Significant organic growth via cross-sell
opportunities to banking clients
Overview

Fee-Based Business Growth
$4.8 billion in trust assets under
administration
$200 million in investment brokerage
volume
Centralized infrastructure supporting all
regional relationship and sales teams
15-20% annualized revenue growth
target
Sky Trust & Investments

Fee-Based Business Growth
$60 million in annual commissions
Aggressive acquisition strategy to consolidate multiple
agencies under Sky brand
Agency integration process to strengthen selling
potential and operational efficiencies
Ability to cross-sell insurance products through bank
delivery channel
– 17% cross-sold to date in mature regions
Market clout – provides for better pricing to clients
Represent the best A-rated insurance companies
Sky Insurance

Fee-Based Business Growth
A Change in Fee Mix*
$0
$81
$162
$243
2000 2001 2002 2003 2004 2005
Insurance
Mortg. Banking
Service Charges
Trust/Brokerage
Other
(Millions)
CAGR = 17%
*Excluding discontinued/sold operations
$120
$148
$179
$98
$203
$211

Organizational Synergies
Investment in technology and process upgrades:
– New CRM system in place
– Improved small business model
– Upgraded ATM and item processing platforms
Manage the successful integration of acquired
companies into Sky – completed within 30 days
Facilitate major new technology introductions with
technology/ops group
Scalable Common Processes
Dedicated Change Management
Consistent Level of Efficiency

52.2%
52.6% 52.6%
2003 2004 2005
Organizational Synergies
Efficiency Ratio*
Consistent Level of Efficiency
* Excluding discontinued operations, merger-related expenses and amortization of intangibles

21 Sound Asset Quality Conservative credit culture Disciplined lending practices History of low charge-offs Overview

Sound Asset Quality
Chief credit officer in place 18 years
Centrally-managed credit analysis
Focus on small business lending
76% of loan portfolio collateralized by
real estate
Conservative Credit Culture

Sound Asset Quality
Regional lender authorities up to $3
million
Shared regional loan committees –
approvals up to $6 million
Corporate loan committee approval over
$6 million
Largest 20 credits range from $20 to
$40 million
Disciplined Lending Practices

24 Asset Quality History of Low Charge-offs 0.40% 0.47% 0.37% 0.57% 0.40% 2001 2002 2003 2004 2005 Net Charge-Offs as a % Of Average Loans

25 Acquisitions A Successful Strategy Focus on Metro Markets A Core Competency Overview

Acquisitions
Institution Close Date Total Return*
Union Federal Bank 3
rd
Quarter 2006 N.A
Falls Bank November 29, 2005 -1.42%
Belmont Bancorp June 1, 2005 0.39%
Prospect Bancshares November 30, 2004 11.69%
Second Bancorp July 1, 2004 12.04%
GLB Bancorp October 19, 2003 30.32%
Metropolitan Financial Corp. April 30, 2003 56.29%
Three Rivers Bancorp October 1, 2002 29.64%
* December 31, 2005 - Total return to acquired shareholders since merger announcement.
Enhancement of financial services product lines – primarily
insurance brokerage: Ten acquisitions since 1999
Bank expansion of geography into contiguous markets
A Successful Strategy

Acquisitions
Indianapolis MSA – one of
the top markets in Midwest
12
th
largest city in U.S.
43 offices and $1.9 billion
in deposits to form Sky’s
ninth region
Significant organic growth
opportunity for Sky’s
community relationship
model
Immediately accretive to
core operating results
Union Federal Bank - A Ninth Region for Sky

Acquisitions
Ranked 4th in branch locations and deposit market share in the MSA
Top three largest competitors have more than 50% of the market share
Source: SNL Financial LC – 2005 Deposit Market Share Data. It has been modified to reflect only pro forma deposits acquired in this transaction
100 24,913,269 586 Totals
1.80 449,231 15 Thrift Lincoln Bancorp (IN) 10
2.38 593,113 17 Bank Huntington Bancshares Inc. (OH) 9
3.06 761,412 30 Bank KeyCorp (OH) 8
3.28 817,037 9 Bank Natl Bk of Indianapolis Corp. (IN) 7
3.38 842,996 32 Bank Regions Financial Corp. (AL) 6
5.52 1,376,120 33 Bank First Indiana Corp. (IN) 5
7.35 1,832,120 43 Thrift Union Federal Bank (IN) 4
8.16 2,031,933 68 Bank Fifth Third Bancorp (OH) 3
21.12 5,262,229 112 Bank National City Corp. (OH) 2
22.99 5,727,197 116 Bank JPMorgan Chase & Co. (NY) 1
Mkt Share (%) Deposits (000s) Branches Inst. Type Institution Rank
June '05
Indianapolis, IN MSA
Union Federal Bank - A Ninth Region for Sky

Acquisitions
29th largest metropolitan area in the U.S.
2nd largest state capital in the U.S.
Highest percentage population growth
between 1990 and 2000 of any major
Midwest metropolitan area
Indianapolis is the most centrally-located
city of the top 100 markets in the U.S.
and is served by more segments of
interstate highways (7)
(1) Indianapolis Economic Development Portal and Indianapolis Chamber of Commerce
Indianapolis Market Highlights (1)

Acquisitions
Cost of living and unemployment rates (4.9%) below
national average
Average pay per person ($36,465) ranks higher than
national average
Indianapolis ranks 7th best large metro area for running
a small business
Indianapolis ranked the 4th best city to expand or
relocate a business
Consistently ranked as one of the top professional
sports cities in North America
Consistently ranks as one of the cleanest and safest
cities in the nation
(2) Indianapolis Chamber of Commerce, Cognetics – 2003, Expansion Management – 2005, U.S. Department of Labor
Indianapolis Market Highlights (2)

Acquisitions
Indianapolis MSA $1.8B 7.4% 4
Pittsburgh MSA $1.8B 3.2% 7
Cleveland MSA $0.9B 1.4% 13
Columbus MSA $0.3B 1.0% 14
Focus on Metro Markets
By Metro Market Deposits % of Market Rank
Source: SNL Financial LC – 2005 Deposit Market Share Data. It has been modified to reflect only pro forma deposits acquired in this transaction
Approximately 40% of Sky’s pro forma deposits in major
metro markets

32 Acquisitions Union Federal Existing Sky Locations Offices Acquired Since 2002 Significant franchise enhancement over last 3½ years

Acquisitions
Experienced team to manage processes
Conservative discipline
Accretive in year one – cost saves only
Must meet financial expectations
Proven integration tactics
All Sky acquisitions have met financial expectations
A Core Competency

34 Maximizing Shareholder Value 1. Aggressive Performance Goals 2. Solid Operating Performance 3. Balance Sheet Strength 4. Well-managed Interest Rate Risk 5. Strong Growth Profile Overview

Aggressive Performance Goals
A community-based,
integrated financial services
company
Led by strong regional presidents who “own”
the delivery channels
Driven by aggressive sales and service
process
Characterized by high-quality operations/
technology and product/business line experts
Strategic Vision

Aggressive Performance Goals
Perform among the top 25% of the 100
largest banks in the U.S. in terms of:
– ROTE
– ROTA
– Efficiency Ratio
– Sound Asset Quality
Long Term Operating EPS Growth
of 10-12%

Aggressive Performance Goals
Sky vs. Largest 100 Banks
Sky 4Q Sky FY Top Quartile Median
ROTE* 23.08% 21.12% 24.41% 21.12%
ROTA* 1.51% 1.32% 1.62% 1.40%
Efficiency – Cash* 51.02% 52.57% 52.11% 57.33%
Net Charge-offs .59% .57% .08% .18%
* Excluding discontinued operations, merger-related expenses and amortization of intangibles
2005 Results

38 Solid Operating Performance Core Operating Earnings Per Share $1.09 $1.35 $1.43 $1.53 $1.62 $1.70 $1.74 $1.70 $1.92 1998 1999 2000 2001 2002 2003 2004 2005 2006 Est.

Solid Operating Performance
2005 Results
Core Operating Results 2004 2005 % Change
Fourth Quarter
Core Operating EPS $.44 $.49 11.4%
Cash EPS* $.47 $.52 10.6%
ROTE* 20.96% 23.08% -
ROTA* 1.39% 1.51%
-
Net Interest Margin 3.68% 3.76%
-
Efficiency – Cash* 52.74% 51.02% -
* Excluding discontinued operations, non-operating items and amortization of intangibles

40 Solid Operating Performance 70 80 90 100 110 120 130 140 150 12/31/02 12/31/05 Sky S&P 500 S&P Banks % % Total Shareholder Returns

41 Balance Sheet Strength Other 4% Intangibles 4% Loans (Net) and HFS 70% Securities 20% Total Assets Residential Mortgage 10% Commercial RE 41% C&I 27% Consumer 22% Loan Mix Cash & Due 2% Assets

42 Balance Sheet Strength Total Funding Deposits 69% Borrowings 20% Capital 10% Other 1% Interest DDA 3% Non-Interest DDA 16% Savings 32% Time 49% Deposit Mix Funding

43 Balance Sheet Strength 6.47% 6.01% 6.28% 6.34% 6.39% 4Q'04 1Q'05 2Q'05 3Q'05 4Q'05 Tangible Equity/Tangible Assets

44 Well-Managed Interest Rate Risk 3.68% 3.69% 3.73% 3.75% 3.76% 4Q'04 1Q'05 2Q'05 3Q'05 4Q'05 Stable Net Interest Margin (%)

45 Well-Managed Interest Rate Risk -5.8% -2.0% 1.0% 1.8% 2.2% Down 200 Down 100 Up 100 Up 200 Up 300 Net Interest Income Stability December 31, 2005

A Strong Growth Profile
A Record of Rapid Growth
Assets in ($ Billions)*
$4.2
$4.9
$8.3
$8.8
$9.3
$12.6
$15.3
$10.6
$0.6
$1.1
$1.5
$0.4
$2.3
$3.1
1998 1999 2000 2001 2002 2003 2004 2005
Acquisitions
CAGR = 21%
* Excluding discontinued operations

Strong Growth Profile
Earnings outlook driven by:
Solid core growth with a focus on DDA
Sound interest rate risk management
Accelerating fee businesses
Net charge-offs well controlled
Disciplined expense control

Maximizing Shareholder Value
An Attractive Investment Opportunity*
3.50% 2.70% 3.50% Dividend Yield
359% 297% 297% Price/Tangible Book
262% 219% 183% Price/Book
15.8x 14.9x 13.7x P/E 2006
Top Quartile Median Sky
*Book information based on the MRQ financial report. Stock prices as of 2/14/06.
100 Largest Banks

www.skyfi.com APPENDIX

Non-GAAP Financial Measures
In addition to results presented in accordance with GAAP, this presentation contains certain non-GAAP financial measures. Sky believes that providing certain non-GAAP financial measures provides investors with information useful in understanding Sky’s financial performance, its performance trends and financial position. Specifically,
Sky provides measures based on “core operating earnings,” which excludes discontinued operations and merger, integration and restructuring expenses, that are not reflective of on-going operations or not expected to recur. In addition, Sky provides measures based on
“cash operating earnings,” which further adjusts core operating earnings to exclude the effect of amortization of intangibles. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results. A reconciliation of these non-GAAP measures to the most comparable GAAP equivalent can be found in the financial tables attached to our most recent earnings release available on our website www.skyfi.com.

Reconciliation of Cash & Operating
Earnings to GAAP Earnings
(3,601) (3,720) (1,913) (2,192) (2,629) (2,403) (3,514) Stock Option Expense (1)
$98,255 $120,454 $124,674 $130,162 $138,294 $157,734 $181,774 $193,019 Cash Earnings
3,968 3,408 3,140 3,183 2,621 4,482 7,136 9,677 Amortization of Intangibles
94,287 117,046 121,534 126,979 136,303 153,252 174,638 183,342 Core Operating Earnings
10,400 1,560 Provision for Loan Loss
39,966 51,051 2,514 519 6,784 2,975 2,952 1,151
Merger,  Integration and
Restructuring Costs
47,522 68,155 120,933 128,652 132,148 152,680 175,200 182,191
Income from Continuing
Operations
4,441 3,027 (6,560) (7,989) (4,341) 3,937 19,155 372 Discontinued Operations
$51,963 $71,182 $114,373 $120,663 127,807 $156,617 $194,355 $182,563 Net Income as reported
1998 1999 2000 2001 2002 2003 2004 2005
Dollars in thousands. All numbers shown net of tax.
(1) FAS 123(R) adopted in 2005 without restatement of prior years.

(0.04) (0.04) (0.02) (0.03) (0.03) (0.03) (0.03) Stock Option Expense
(1)
$1.13 $1.39 $1.47 $1.57 $1.65 $1.74 $1.81 $1.29 Cash Earnings
0.05 0.04 0.04 0.04 0.03 0.05 .07 .07 Amortization of Intangibles
1.09 1.35 1.43 1.53 1.62 1.69 1.74 1.22 Core Operating Earnings
0.12 0.02 - - - - - - Provision for Loan Loss
0.46 0.59 0.03 0.01 0.08 0.03 0.02 0.01
Merger, Integration and
Restructuring Costs
0.55 0.79 1.42 1.55 1.57 1.69 1.74 1.69
Income from Continuing
Operations
0.05 0.03 (0.08) (0.10) (0.05) 0.04 0.19 0.00 Discontinued Operations
$0.60 $0.82 $1.35 $1.45 $1.52 $1.73 $1.93 $1.69 Net Income as Reported
1998 1999 2000 2001 2002 2003 2004
Dollars in thousands. All numbers shown net of tax.
Reconciliation of Cash & Operating
Earnings to GAAP Earnings
2005
(1) FAS 123(R) adopted in 2005 without restatement of prior years.